POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                               s/William S. Dietrich II
                              __________________________
                              William S. Dietrich II
                              Director
                              Carpenter Technology Corporation

                       POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                 s/Dr. C. McCollister Evarts
                              ______________________________
                              Dr. C. McCollister Evarts
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                s/J. Michael Fitzpatrick
                              __________________________
                              J. Michael Fitzpatrick
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                               s/William J. Hudson, Jr.
                              __________________________
                              William J. Hudson, Jr.
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                               s/Edward W. Kay
                              _____________________
                              Edward W. Kay
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                s/Robert J. Lawless
                              ________________________
                              Robert J. Lawless
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                s/Marlin Miller, Jr.
                              __________________________
                              Marlin Miller, Jr.
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                 s/Peter C. Rossin
                              ______________________________
                              Peter C. Rossin
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                s/Kathryn C. Turner
                              __________________________
                              Kathryn C. Turner
                              Director
                              Carpenter Technology Corporation

                        POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") on behalf of the Peter C. and Ada E. Rossin 1997 Charitable Remainder Unitrust; to sign any and all amendments (including post-effective amendments) to such registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys -in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 4th day of December, 1997.

                                 s/Kenneth L. Wolfe
                              ________________________________
                              Kenneth L. Wolfe
                              Director
                              Carpenter Technology Corporation